SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 6, 2005
                      -------------------------------------
                Date of Report (Date of earliest event reported)


                                SOYO GROUP, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                         333-42036              95-4502724
----------------------------      ------------------------   -------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act


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Item 3.02 Unregistered Sales of Equity Securities
          ---------------------------------------

On June 10, 2005 we were able to reach final agreement with two former suppliers over unpaid debts. To settle the debts, we issued 2,408,200 shares of our common stock to the entities in return for the retirement of $2,059,548 of our trade payables.

On June 6, 2005, we issued 1,470,000 shares of our common stock to Andy Chu, a principal shareholder and brother of one of our directors, in consideration of his payment of $1,000,000 of our trade payables on our behalf.

The shares of common stock were issued without registration in reliance upon the exemption afforded by Section 4(2) of the Securities Act of 1933, as amended, based on certain representations made to us by the recipients.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                        SOYO GROUP, INC.
                                                        ----------------
                                                          (Registrant)




Date: August 26, 2005                             By: /s/ NANCY CHU
     -----------------                               ---------------------------
                                                     Nancy Chu, CFO